Eaton Vance Management

Two International Place

Boston, MA 02110

(617) 482-8260

www.eatonvance.com

November 18, 2019

Securities and Exchange Commission

100 F Street, NE

Washington, DC 20549

Attn: Office of Filings, Information & Consumer Services

Re:	Eaton Vance Mutual Funds Trust (the “Registrant”) (1933 Act File No. 002-90946) on behalf of Eaton Vance Emerging and Frontier Countries Equity Fund (the “Fund”)

Ladies and Gentlemen:

On behalf of the Registrant and pursuant to Rule 497(e) under the Securities Act of 1933, as amended, attached for filing is an exhibit containing interactive data format risk/return summary information that mirrors the risk/return summary information in a supplement dated November 4, 2019 to the Statutory Prospectus dated March 1, 2019. The purpose of the filing is to submit the 497(e) filing dated November 4, 2019 in XBRL for the Fund.

Please contact me at (617) 672-8367 if you have any questions or comments.

Very truly yours,

/s/ Lindsey Langille

Lindsey Langille